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                                 EXHIBIT 4.1

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

 [SEAL]                                              CTI INDUSTRIES CORPORATION                       [SEAL]

COMMON STOCK              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                     CUSIP 125961 10 2
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This
Certifies
that








is the owner of
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                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.065 PER SHARE, OF

===================================================CTI INDUSTRIES CORPORATION====================================================
transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

     IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

     Dated:


     SECRETARY                                                [SEAL]                                              PRESIDENT

COUNTERSIGNED AND REGISTERED:
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
        (Jersey City, NJ)
                              TRANSFER AGENT
                               AND REGISTRAR

BY
                          AUTHORIZED OFFICER
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                          CTI INDUSTRIES CORPORATION

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
ANY SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
    TEN COM -- as tenants in common                     UNIF GIFT MIN ACT -___________Custodian____________
    TEN ENT -- as tenants by the entireties                                 (Cust)            (Minor)
    JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
               survivorship and not as tenants                             Act ____________________________
               in common                                                             (Name)
                                                        UNIF TRF MIN  ACT -______Custodian (until age)____)
                                                                            (Cust)
                                                                           _____________under Uniform Transfers
                                                                            (Minor)
                                                                           to Minors Act___________________
                                                                                           (Name)

   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                     |
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_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                  X____________________________________________

                                  X____________________________________________
                         NOTICE: THE SIGNATURES TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.